Floyd Chadee Senior Vice President and Chief Financial Officer June 17, 2009

©2009 StanCorp Financial Group, Inc.
This presentation should be read in conjunction with StanCorp’s most recent earnings release and Form 10-K.
Information in this presentation includes certain statements related to projected growth and future events. These statements are “forward-looking” statements as that term is defined in the
Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results in future periods may differ materially from those expressed or implied by such forward-looking statements. See StanCorp’s
latest annual report on Form 10-K filed with the Securities and
Exchange Commission for a description of the types of
uncertainties and risks that may affect actual results.
Forward-Looking Statements

StanCorp Mission

The people of StanCorp Financial Group exceed customers' needs for financial products and services in growing markets where the application of specialized expertise creates potential for superior shareholder returns.

StanCorp Core Purpose

To help people achieve financial security so they can confidently pursue their dreams.

Page 3 ©2009 StanCorp Financial Group, Inc.

©2009 StanCorp Financial Group, Inc.
Key Messages
• Our conservative financial strength is the foundation
on which we run a profitable business
• Our focus on the businesses and investments that fit
within our expertise pay off in periods of economic
growth and decline
• The preparations we have made in the past and the
actions we are taking today will help our businesses
exit this recession ready to continue our long history
of profitable growth
• We will continue to make all decisions with long-
term shareholder value in mind

©2009 StanCorp Financial Group, Inc.
Operating Segments
Pre-tax Income* ($ millions)
Insurance Services
$366.4
91%
Asset Management
$34.9
9%
2008
* Excludes net capital gains & losses and pre-tax loss in Other.

319%
331%
321%
304%
301%
314%
323%
2003
2004
2005
2006
2007
2008
Q109

©2009 StanCorp Financial Group, Inc.
• Continue to generate capital in
excess of our RBC target of 300%
• RBC target is based on Company
Action Level
• RBC level is not impacted by
equity markets
• Capital levels sufficient to meet
holding company needs
• Debt interest payments
• Shareholder dividends
• Holding company expenses
• No debt maturities until 2012
Conservative Financial Strength
Foundation of Profitable Business
Standard Insurance Company*
Rating Outlook
S&P  AA- Stable
(4th of 20 ratings)
Moody’s  A1 Stable
(5th of 21 ratings)
A.M. Best A Stable
(3rd of 13 ratings)
*Ratings as of May 2009.
TARGET RANGE 300%

©2009 StanCorp Financial Group, Inc.
We have operated well in a challenging macro environment:
• Solid operational results
• Pricing and underwriting discipline are rewarded with
continued profitable business and ROE within our target
range
• Continued growth in book value and capital position
• Favorable incidence and effective claims management
• Taken necessary steps to enhance the Company’s operating
efficiencies
Focus on the Business
Operating Overview

©2009 StanCorp Financial Group, Inc.
Insurance Services:
• Premiums are well diversified for economic pressures
• Strong persistency in stable and growing markets and greater turnover in areas with lower job growth
• Have avoided distractions that others in the industry are
facing
Asset Management:
• Retirement plans
– Building on its customer base and capturing benefits of
the Invesmart acquisition
– Net deposits remain strong
• No variable annuities
Focus on the Business
Experts In Areas In Which We Compete

Group Insurance Benefit Ratio
Consumer Confidence Index*
95%
90%
85%
80%
75%
70%
65%
60%
175%
150%
125%
100%
75%
50%
25%
0%
Group Benefit Ratio
Consumer Confidence Index*
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

Group Insurance Benefit Ratio
U. S. Unemployment Rate*
95%
90%
85%
80%
75%
70%
65%
60%
8%
7%
6%
5%
4%
3%
2%
1%
0%
Group Benefit Ratio
U.S. Unemployment Rate**
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

©2009 StanCorp Financial Group, Inc.
Favorable Benefit Ratio In Periods of
Economic Growth and Decline
* Source:  The Conference Board
GROUP BENEFIT RATIO &
CONSUMER CONFIDENCE *
GROUP BENEFIT RATIO &
UNEMPLOYMENT **
** Source:  U.S. Bureau of Labor Statistics.

Group Insurance Benefit Ratio
LTD Benefit Ratio
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

©2009 StanCorp Financial Group, Inc.
Long Term Disability Benefit Ratio Is
In-line With Group Benefit Ratio
• Favorable claims activity and
product pricing
• Very favorable 2008 benefit
ratio driven by LTD
• 1996 through 2000 show the
results of investments in the
claims operation
BENEFIT RATIO

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
SFG
Peers
Other (Derivatives, trading account assets, real estate, etc.)
Short-term investments
Equity securities
Asset-backed securities (CMBS, RMBS, etc.)
Mortgage loans
Corporate debt
Government debt

©2009 StanCorp Financial Group, Inc.
• No preferred or common equities, or structured investments
• Very minor ratings migration in bond portfolio
• Generating higher yields than short-term investments
Invested Assets (12/31/08)
Source: SNL Financial
Focus On Our Investments
Superior Risk-Related Return

$677
$2,320
$748
$2,948
$1,142
$3,244
$1,407
$3,316
$1,899
$3,658
$2,526
$4,084
$2,528
$4,138
2003
2004
2005
2006
2007
2008
3/31/09
SFG Subsidiaries
Investors

©2009 StanCorp Financial Group, Inc.
COMMERCIAL MORTGAGE LOANS
UNDER MANAGEMENT ($ millions)
History of Excellent Performance
• Niche of small, fixed-rate commercial
mortgage loans
• Average loan size retained
approximately $766K
• Weighted average LTV is approximately
58%
• Portfolio yield of 6.38% at 3/31/09
• We have been in the mortgage business
as long as we have been in the
insurance business
• Seasoned underwriting staff
• Steady demand from outside investors
$2,997
$3,696
$4,386
$4,723
$5,557
$6,610 $6,666
Focus On Our Investments
Steady Growth In Commercial Mortgage Loans

©2009 StanCorp Financial Group, Inc.
Focus on Our Investments
Steady Maturities In Our CML Portfolio
• Represents the amortized
balance of maturing loans in
the year that they mature as
a percentage of the
commercial mortgage loan
balance at 3/31/2009
• Our loans are substantially
amortized at maturity
• Very few large “balloon”
payment situations
Maturity Year
Balance at
Maturity
(in millions)
% of 3/31/09
CML Balance
2009 39.3 $           0.9%
2010 51.1 $           1.2%
2011 99.4 $           2.4%
2012 173.0 $         4.2%
2013 167.7 $         4.1%
2014 229.4 $         5.5%
2015 198.9 $         4.8%
2016 133.5 $         3.2%
2017 33.9 $           0.8%
2018 25.3 $           0.6%
2019 53.4 $           1.3%
2020 & Beyond 339.5 $         8.2%

©2009 StanCorp Financial Group, Inc.
We Are Positioned For Growth
2009 and Beyond
• Pursue a strategy of growth today for
an economy that improves tomorrow
• Through one-time expenses, we will
achieve a lower long-term run rate
• Maintain pricing flexibility / target
profitable business
• Unprecedented level of investment in
new product and service capabilities
• Earn loyalty through superior
customer service

©2009 StanCorp Financial Group, Inc.
* Excludes after-tax net capital gains and losses.
$2.56
$3.32
$3.74
$3.70
$4.35
$5.00
$0.35
$0.50
$0.63
$0.65
$0.72
$0.75
$0
$0
$0
$0
$0
$1
$1
$1
$1
$1
$1
$0
$1
$1
$2
$2
$3
$3
$4
$4
$5
$5
2003 2004 2005 2006 2007 2008
EPS* Annual Dividend
STEADILY RISING EPS AND DIVIDEND
(per share)
We Continue to be an Industry Leader in
Providing Long-term Shareholder Value
Principal methods of providing
shareholder value:
1)  Earnings per share
2)  Shareholder dividends
3)  Share repurchases
Solid record of long-term
earnings growth
Issued a dividend of $0.75
per share in December 2008
4% increase over 2007
We have repurchased over
$500 million in common
stock from 2004 to 2008

©2009 StanCorp Financial Group, Inc.
Conclusion
• Our conservative financial strength is the foundation
on which we run a profitable business
• Our focus on the businesses and investments that fit
within our expertise pay off in periods of economic
growth and decline
• The preparations we have made in the past and the
actions we are taking today will help our businesses
exit this recession ready to continue our long history
of profitable growth
• We will continue to make all decisions with long-
term shareholder value in mind

©2009 StanCorp Financial Group, Inc.

©2009 StanCorp Financial Group, Inc.
Non-GAAP Financial Measures
($ millions – except share data)
1999 2000 2001 2002 2003
Reconciliation of Non-GAAP financial measures:
Net income 79.9 $         94.7 $         106.0 $       111.0 $       156.3 $
After-tax one-time costs - - - - -
After-tax net capital gains (losses) 0.3 (1.2) - (12.6) 6.0
Net income excluding after-tax one-time costs and after-tax
net capital gains (losses)
79.6 $         95.9 $         106.0 $       123.6 $       150.3 $
Net capital gains (losses) 0.4 $          (1.8) $         - $            (19.7) $        9.3 $
Taxes on net capital gains (losses) 0.1 (0.6) - (7.1) 3.3
After-tax net capital gains (losses) 0.3 $          (1.2) $         - $            (12.6) $        6.0 $
Diluted earnings per common share:
Net income 1.19 $         1.48 $         1.72 $         1.86 $         2.66 $
After-tax one-time costs - - - - -
After-tax net capital gains (losses) 0.01 (0.02) - (0.22) 0.10
Net income excluding after-tax one-time costs and after-tax
net capital gains (losses)
1.18 $         1.50 $         1.72 $         2.08 $         2.56 $
Share data:
Basic weighted-average 67,261,384 63,757,668 61,106,098 58,871,840 57,979,100
Diluted weighted-average 67,348,734 64,251,192 61,671,444 59,544,804 58,669,118
At period end 65,548,196 63,130,972 59,565,932 58,370,552 58,601,446
Shareholders' equity 839.9 $       924.4 $       973.7 $       1,152.6 $    1,309.5 $
Accumulated other comprehensive income (loss) (37.6) 1.9 33.3 147.4 160.3
Shareholders' equity excluding accumulated other
comprehensive income (loss) 877.5 $       922.5 $       940.4 $       1,005.2 $    1,149.2 $
Net income return on average equity 9.5% 10.7% 11.2% 10.4% 12.7%
Net income return on average equity
(excluding after-tax net capital gains (losses) and
accumulated other comprehensive income (loss)) 9.7% 10.8% 11.4% 12.7% 14.0%
Book value per common share:
Including accumulated other comprehensive income (loss) 12.82 $       14.65 $       16.35 $       19.75 $       22.35 $
Accumulated other comprehensive income (loss) (0.57) 0.03 0.56 2.53 2.74
Excluding accumulated other comprehensive income (loss) 13.39 $       14.62 $       15.79 $       17.22 $       19.61 $

©2009 StanCorp Financial Group, Inc.
Non-GAAP Financial Measures
($ millions – except share data)
2004 2005 2006 2007 2008 Q1 2009
Reconciliation of Non-GAAP financial measures:
Net income 199.4 $       211.1 $       203.8 $       227.5 $       162.9 $       32.7 $
After-tax one-time costs - - - - - (5.4)
After-tax net capital gains (losses) 7.4 1.4 1.2 (0.4) (83.4) (17.3)
Net income excluding after-tax one-time costs and after-tax
net capital gains (losses)
192.0 $       209.7 $       202.6 $       227.9 $       246.3 $       55.4 $
Net capital gains (losses) 11.5 $         2.2 $          1.9 $          (0.6) $         (128.8) $      (26.7) $
Taxes on net capital gains (losses) 4.1 0.8 0.7 (0.2) (45.4) (9.4)
After-tax net capital gains (losses) 7.4 $          1.4 $          1.2 $          (0.4) $         (83.4) $        (17.3) $
Diluted earnings per common share:
Net income 3.45 $         3.76 $         3.73 $         4.35 $         3.30 $         0.67 $
After-tax one-time costs - - - - - (0.11)
After-tax net capital gains (losses) 0.13 0.02 0.03 - (1.70) (0.35)
Net income excluding after-tax one-time costs and after-tax
net capital gains (losses)
3.32 $         3.74 $         3.70 $         4.35 $         5.00 $         1.13 $
Share data:
Basic weighted-average 57,192,206 55,465,215 54,079,033 51,824,050 48,917,235 48,963,496
Diluted weighted-average 57,838,188 56,076,666 54,688,114 52,344,950 49,292,240 49,013,181
At period end 56,889,678 54,712,936 53,592,178 49,155,131 48,989,074 48,986,261
Shareholders' equity 1,401.1 $    1,413.8 $    1,464.5 $    1,429.0 $    1,380.3 $    1,413.6 $
Accumulated other comprehensive income (loss) 136.1 59.8 (8.1) 16.8 (153.9) (157.5)
Shareholders' equity excluding accumulated other
comprehensive income (loss) 1,265.0 $    1,354.0 $    1,472.6 $    1,412.2 $    1,534.2 $    1,571.1 $
Net income return on average equity 14.7% 15.0% 14.2% 15.7% 11.6% 9.4%
Net income return on average equity
(excluding after-tax net capital gains (losses) and
accumulated other comprehensive income (loss)) 15.9   16.0   14.3   15.8   16.7 14.3
Book value per common share:
Including accumulated other comprehensive income (loss) 24.63 $       25.84 $       27.33 $       29.07 $       28.18 $       28.86 $
Accumulated other comprehensive income (loss) 2.39 1.09 (0.15) 0.34 (3.14) (3.21)
Excluding accumulated other comprehensive income (loss) 22.24 $       24.75 $       27.48 $       28.73 $       31.32 $       32.07 $

©2009 StanCorp Financial Group, Inc.
Jeff Hallin
Assistant Vice President
Investor Relations
StanCorp Financial Group, Inc.
Phone: (971) 321-6127
Fax: (971) 321-5037
jhallin@standard.com
Contact